Partnership Organization	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Partnership Organization

(1) Partnership Organization:

Cedar Fair, L.P. (together with its affiliated companies, the “Partnership”) is a Delaware limited partnership that commenced operations in 1983 when it acquired Cedar Point, Inc., and became a publicly traded partnership in 1987. The Partnership’s general partner is Cedar Fair Management, Inc., an Ohio corporation (the “General Partner”), whose shares are held by an Ohio trust. The General Partner owns a 0.001% interest in the Partnership’s income, losses and cash distributions, except in defined circumstances, and has full responsibility for management of the Partnership. As of December 31, 2017, there were 56,358,792 outstanding limited partnership units listed on The New York Stock Exchange, net of 703,191 units held in treasury. As of December 31, 2016, there were 56,200,555 outstanding limited partnership units listed, net of 861,428 units held in treasury.

The General Partner may, with the approval of a specified percentage of the limited partners, make additional capital contributions to the Partnership, but is only obligated to do so if the liabilities of the Partnership cannot otherwise be paid or there exists a negative balance in its capital account at the time of its withdrawal from the Partnership. The General Partner, in accordance with the terms of the Partnership Agreement, is required to make regular cash distributions on a quarterly basis of all the Partnership’s available cash, as defined in the Partnership Agreement. In accordance with the Partnership agreement and restrictions within the Partnership’s 2013 Credit Agreement and 2017 Credit Agreement, the General Partner paid $3.46 per limited partner unit in distributions, or approximately $194.8 million in aggregate, in 2017.